UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

New Era Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first half of 2011 proved to be extremely volatile for equities, with the first quarter continuing the strong performance from the latter half of 2010 and the second quarter witnessing an almost complete reversal of this trend. Fiscal challenges and sagging recoveries plagued developed nations, while inflation concerns and tighter monetary policies slowed growth in developing markets, leading natural resource stocks to underperform the broader market. However, we are optimistic that we are currently experiencing the worst of the correction, and we believe that attractive buying opportunities are emerging. Moreover, should the global economy weather the current challenges and remain on a path toward moderate growth, this strategy should perform well over the coming years as the supply/demand dynamic for energy, metals, and other resources remains tight. Shares of companies focused on energy and metals lagged in the first half of 2011 after leading in 2010, and we would not be surprised to see these stocks among the leaders again in the future.

Your fund returned 2.24% for the six-month period ended June 30, 2011, versus gains of 6.02% and 2.53% for the S&P 500 Index and the Lipper Global Natural Resources Funds Index, respectively. Oil services and oil and gas production companies helped drive the fund’s absolute gains, primarily due to strong returns early in the year. Shares of stable companies—major oil producers, pipeline owners, and industrial gas producers—held up well during the second-quarter sell-off and also contributed to our modest gains. Precious metals, coal, and industrial metals stocks weighed heavily on returns. On a relative basis, the fund trailed its peer index slightly due to stock selection in the energy, gold, and coal sectors. However, we continue to view many of these shares positively and expect them to perform better over the balance of 2011.

ECONOMIC AND MARKET ENVIRONMENT

Developed markets entered 2011 with some positive economic momentum, aided by extensive monetary and fiscal stimulus. Business activity expanded, and consumer income and spending showed gradual improvement. However, investor sentiment weakened as economic growth in the U.S. and other developed markets failed to meet expectations in the first quarter of 2011. In addition, ominous clouds emerged overseas as political uprisings spread across the Middle East and North Africa and stoked fears of oil supply disruptions. In mid-March, a devastating earthquake and tsunami struck northeastern Japan, raising questions about the impact on global manufacturing supply chains and corporate profits in the world’s third-largest economy.

Equities proved resilient, however, and performed well in April amid near-record corporate earnings and a wave of merger and acquisition activity. Investor sentiment soured again in May and June, however, and stocks retreated as risk aversion returned in the wake of decidedly mixed economic data in the U.S. and renewed worries that Greek debt challenges could spread to other vulnerable markets in Europe. Markets rallied in the period’s closing days and erased much of the losses as the Greek parliament approved a new round of austerity measures necessary to secure further financial aid from the European Union and the International Monetary Fund.

PORTFOLIO REVIEW

The first half of 2011 was a tale of two quarters. Commodity-focused investments, particularly those related to oil and gas, led performance in the first quarter, while more stable investments, such as utilities and industrial gas companies, lagged. In the second quarter, these roles were largely reversed, and stable companies outperformed by a wide margin as risk aversion dominated investor sentiment. Coal producers and metals lagged in both quarters, but oil services and midstream oil companies held up reasonably well. Thankfully, our broad diversification and significant exposure to oil services and midstream companies helped mitigate the negative impact from the weaker sectors. However, we believe that metals and coal stocks will have to return to their positive form in order to generate outperformance in coming quarters. With that said, let me add some color to our various holdings and their performance in the last six months.

Our industrial gas producers were far and away the fund’s best performers for the first half of the year. Fund holdings in this industry include Praxair and Air Products, two members of the global oligopoly in the industrial gas business. These companies have defensible business models with long-term take-or-pay contracts that provide recurring revenue and exposure to industrialization in growing global markets. They also are ideal examples of our strategy’s “ballast”—stocks with exposure to commodities and industrialization but with less volatility than direct commodity producers. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Utilities, another ballast sector, also performed well. Calpine, a major provider of natural gas power generation and the leader in North American geothermal power generation, performed well, as did NRG Energy, one of the largest independent power producers in the U.S. Calpine benefits from the increasing use of natural gas in power generation, which currently is far cheaper than coal-fired generation, while NRG benefited from its release from a costly venture to build a new nuclear power plant.

Our agricultural stocks, principally fertilizers, also performed well in the first half. Potash Corporation of Saskatchewan, the world’s largest fertilizer company, and Chile’s Sociedad Quimica y Minera, also a major producer of potassium nitrate fertilizers, iodine, and lithium, were among our most productive holdings as global potash prices ticked higher amid rising crop prices. Potash, which refers to various potassium compounds essential to many fertilizers, is mined like an ore, so supply is relatively predictable but takes a long time to develop. It is also an oligopoly business, controlled by a small number of major global players. And while supply of potash is growing, it’s not growing so fast as to swamp the market demand. Fertilizer stocks have been an area of focus for the fund for some time. The world’s population is growing, and, as economic development spreads, it is eating more calorie-intensive protein—a particularly voracious consumer of agricultural products. Meanwhile, the amount of arable land available for cultivation is limited. As a result, productivity must grow, which increases the demand for basic fertilizers such as nitrogen, potassium, and phosphate.

Midstream companies that own pipelines and natural gas processing plants were strong performers as well, both because they have stable business models that were able to weather the second-quarter downturn nicely and because of stock-specific events. Both El Paso and the Williams Companies announced plans to split off certain regulated units from their nonregulated oil and gas producing units, unlocking significant value for shareholders.

Our oil services providers were extremely strong performers in the first half of the period and fared well enough in a challenging second quarter to hold some of their gains. North American companies such as Baker Hughes, Halliburton, and Trican were particularly strong as this has been the fastest-growing market in the world in recent quarters. Cameron International, one of our largest holdings, was a significant laggard after announcing problems with the company’s operations in Usan, Nigeria. Although it may take a few quarters, we remain sanguine that Cameron’s management will address these issues successfully and return to stronger performance.

Oil and gas producers also performed better than average during the period. We moved to a slightly overweight position on natural gas producers earlier this year, adding stocks such as Quicksilver Resources, QEP Resources, and Cabot Oil & Gas to our existing natural gas producers, which include Range Resources and Southwestern Energy. These stocks should benefit from the potential for higher natural gas prices, but they also have company-specific catalysts from new initiatives and restructuring that could generate upside potential. I owe the analysts on our management team a great deal of credit for identifying these new investment ideas, highlighting the teamwork that is one of the hallmarks of our strategy and our firm.

Turning to our performance detractors, precious metals producers weighed heavily on returns after many of these stocks doubled in value during 2010. Two of our largest gold producers, Eldorado Gold and Agnico-Eagle Mines, lagged significantly even with strong gold prices as investors chose to avoid gold miners, betting that prices would fall. Our platinum miners, including Aquarius Platinum, Anglo-American, and Eastern Platinum, continued to have operational issues as mining in South Africa is proving to be almost impossible to do in a cost-effective manner. Power shortages, dangerous physical conditions, and regulatory concerns continue to make South Africa a difficult place to mine, and we are monitoring the situation closely.

Coal producers were among our performance leaders in 2010 but lagged sharply in the first half of 2011. Arch Coal stands out for its poor performance as investors were disappointed by the company’s decision to buy International Coal Group and add metallurgical coal assets to its portfolio. Although we certainly do not view this as a stellar acquisition, we believe it could add modest value. If thermal coal markets continue to improve as we expect, we believe Arch will recover.

Industrial metals lagged throughout the first half of 2011 after being the strongest performers in the second half of 2010. Our two worst stocks were U.S. Steel and Eurasia Natural Resources. U.S. Steel is facing steel price weakness, while Eurasia is suffering from poor corporate governance.

Finally, engineering and construction (E&C) providers were weak, falling sharply in the second quarter after several quarters of good performance. Foster Wheeler, which focuses more on later-cycle refining projects, lagged most significantly. Fluor, a diversified E&C company, and McDermott, which is focused on new oil and gas production projects, also weighed on results.

OUTLOOK

Today, all eyes are turned to the potential for fiscal calamity threatening many of the world’s developed nations, including the U.S. and much of developed Europe. Although these issues are quite serious, we believe they can be resolved effectively through compromise and sacrifice with only modest impact on demand for commodities such as oil, natural gas, and metals.

For natural resources, the world’s developing economies are the more important constituents of demand growth and, as a result, we are watching very closely as these economies try to tame inflation. Rising food prices recently have been a key driver of inflation. However, food inflation has been closely correlated to oil price changes, and the modest retreat in oil prices should help ease inflationary pressures. You may rightly surmise that the rise of biofuels is part of the reason for this correlation, but you may be surprised to note that this accounts for only a small portion of the correlation, with other sources like transportation and fertilizer accounting for the balance. If, as we expect, inflation in developing economies starts to abate, we should see stronger demand from these markets, which should benefit commodity-driven stocks.

As many of our long-term shareholders are aware, this strategy is positively correlated with inflation: As inflation rises, so does fund performance. So why am I pleased to see inflation starting to abate? Natural resource stocks can perform extremely well even with tame inflation as long as the supply and demand fundamentals are improving as they were in the second half of 2010. We cannot rule out broad-based inflation emerging at some point in the next few years, particularly if we continue to see large fiscal and monetary stimulus policies such as the U.S. Federal Reserve’s quantitative easing programs. It is possible that such programs could lead to inflation through currency debasement, and if that is the case, our strategy should perform very well. Yet even if this does not come to pass, strong economic growth in emerging economies should lead to heightened demand and increased prices for a wide range of commodities.

I am optimistic that this strategy will prove resilient as the global economy navigates its current crises. Moreover, the supply/demand dynamic for many individual commodities such as oil, coal, and copper looks better today than it did six months ago, and valuations are becoming more attractive. Last year, we were able to purchase several high-quality stocks selling at attractive valuations in the wake of the Gulf of Mexico oil spill and sovereign debt fears. We believe similar opportunities may arise this year as natural resource stocks retreat in the wake of sovereign debt issues once again. In addition, while it is still too early to declare the Chinese economic “soft landing” successful, fiscal constraints are starting to relax, and inflation appears to have peaked, which augurs well for this scenario. This was a challenging six-month period, just as it was in the first half of last year, but I am optimistic that the future will be brighter for natural resource stocks.

As is often the case in this volatile segment of the market, my first year as lead portfolio manager has been a tale of two halves: exceptionally strong performance during the first six months and significantly weaker returns in the latter half. Although I did not expect to duplicate the strong returns of my first six months, I am certainly not pleased with our results over the past six months. However, this is a long-term strategy. If we work hard to minimize the damage when markets are down and maximize returns when markets are favorable, I am confident that the fund will remain in position to perform well versus the broader markets and its peers over the long term. As always, I thank you for the confidence and trust you have placed in me as I manage the fund on your behalf.

Respectfully submitted,

Timothy E. Parker
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 15, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 52.16	$ 43.63	$ 29.58	$ 61.16	$ 46.00	$ 41.10
Investment activities						
Net investment income	0.16	0.45	0.43	0.51	0.57	0.57
Net realized and unrealized gain (loss)	1.01	8.67	14.16	(31.21)	17.97	6.45
Total from investment activities	1.17	9.12	14.59	(30.70)	18.54	7.02
Distributions						
Net investment income	–	(0.45)	(0.46)	(0.49)	(0.54)	(0.57)
Net realized gain	–	(0.14)	(0.08)	(0.39)	(2.84)	(1.55)
Total distributions	–	(0.59)	(0.54)	(0.88)	(3.38)	(2.12)
NET ASSET VALUE						
End of period	**$ 53.33**	**$ 52.16**	**$ 43.63**	**$ 29.58**	**$ 61.16**	**$ 46.00**

Ratios/Supplemental Data

Total return[(1)]	**2.24%**	**20.96%**	**49.36%**	**(50.18)%**	**40.69%**	**17.00%**
Ratio of total expenses to average net assets	0.66%[(2)]	0.67%	0.69%	0.66%	0.64%	0.66%
Ratio of net investment income to average net assets	0.57%[(2)]	1.02%	1.18%	0.94%	1.03%	1.26%
Portfolio turnover rate	12.9%	26.7%	20.5%	21.0%	17.5%	15.6%
Net assets, end of period (in millions)	$ 5,917	$ 5,751	$ 5,064	$ 3,151	$ 6,921	$ 4,438

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 98.3%		
AGRICULTURE 4.1%		
Agriculture 4.1%		
Compass Minerals	220,800	19,004
Monsanto	480,600	34,863
Potash Corporation of Saskatchewan	2,684,768	153,005
Sociedad Quimica y Minera de Chile, ADR	514,300	33,285
Total Agriculture		240,157
COAL 6.2%		
Coal 6.2%		
Alpha Natural Resources (1)	345,300	15,690
Arch Coal	4,404,204	117,416
CONSOL Energy	251,700	12,202
Peabody Energy	2,380,802	140,253
Walter Energy	411,957	47,705
Whitehaven Coal (AUD)	4,987,456	31,281
Total Coal		364,547
DIVERSIFIED RESOURCES 8.1%		
Engineering & Construction 6.2%		
Babcock & Wilcox (1)	1,974,350	54,709
Fluor	856,700	55,394
Foster Wheeler (1)	1,977,022	60,062
McDermott International (1)	3,682,600	72,953
Quanta Services (1)	3,899,760	78,775
Vulcan Materials	1,226,600	47,261
		369,154
Machinery & Equipment 1.9%		
Joy Global	1,172,000	111,621
		111,621

Water Resources 0.0%		
Western Water (1)	2,259	0
Western Water, Warrants, 9/1/15, Acquisition Date: 10/16/09 Acquisition Cost $0 (1)(2)	2,801	0
		0
Total Diversified Resources		480,775
DOWNSTREAM ENERGY 8.3%		
Gas Transmission & Distribution 3.8%		
El Paso Corporation	3,875,900	78,293
Gazprom, ADR (1)	4,858,485	71,160
Spectra Energy	1,247,830	34,203
Williams Companies	1,312,339	39,699
		223,355
Renewables & Alternative Energy 1.0%		
First Solar (1)	295,000	39,020
MEMC Electronic Materials (1)	2,434,300	20,764
		59,784
Utilities 3.5%		
AES (1)	4,018,700	51,198
Calpine (1)	4,404,000	71,036
Exelon	720,000	30,845
GenOn Energy (1)	9,880,800	38,140
NRG Energy (1)	567,328	13,945
		205,164
Total Downstream Energy		488,303
ENERGY SERVICES 20.5%		
Oil & Gas Drilling 3.6%		
Diamond Offshore Drilling	1,162,036	81,819

Ensco, ADR	1,167,900	62,249
Noble	1,795,200	70,749
		214,817
Oil & Gas Equipment & Services 16.9%		
Baker Hughes	1,577,922	114,494
Cameron International (1)	3,099,052	155,851
FMC Technologies (1)	2,475,336	110,870
Halliburton	1,684,400	85,905
National Oilwell Varco	356,734	27,900
Schlumberger	3,333,835	288,043
Subsea 7 (NOK) (1)	1,762,341	45,081
Technip (EUR)	624,999	66,949
Tenaris, ADR	782,085	35,765
Trican Well Service (CAD)	2,914,100	68,468
		999,326
Total Energy Services		1,214,143
INTEGRATEDS AND UPSTREAM ENERGY 28.0%		
Integrated Petroleum-Domestic 2.8%		
Hess	812,900	60,773
Murphy Oil	1,609,946	105,709
		166,482
Integrated Petroleum-International 8.1%		
Chevron	1,159,732	119,267
Eni (EUR)	2,536,812	60,139
ExxonMobil	994,253	80,912
Petrobras, ADR	2,397,068	73,542
Royal Dutch Shell, A Shares, ADR	1,253,406	89,155
Total, ADR	961,600	55,619
		478,634

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/11
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $2,126)	$ 37,124
Securities lending	312
Interest	29
Total income	37,465
Expenses	
Investment management	16,678
Shareholder servicing	2,766
Prospectus and shareholder reports	129
Custody and accounting	389
Registration	42
Legal and audit	16
Directors	16
Miscellaneous	19
Total Expenses	20,055
Net investment income	17,410
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	245,810
Foreign currency transactions	(426)
Net realized gain	245,384
Change in net unrealized gain (loss)	
Securities	(134,955)
Other assets and liabilities denominated in foreign currencies	(75)
Change in net unrealized loss	(135,030)
Net realized and unrealized gain	110,354
INCREASE IN NET ASSETS FROM OPERATIONS	$ 127,764

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $65,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $0 for the six months ended June 30, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche) and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The fund may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with the terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments) and bank loans usually may be repaid any time at the option of the borrower. The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At June 30, 2011, there were no securities on loan.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $176,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $934,665,000 and $773,277,000, respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $1,665,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $99,826,000 of unused capital loss carryforwards, all which expire in fiscal 2017.

At June 30, 2011, the cost of investments for federal income tax purposes was $3,723,071,000. Net unrealized gain aggregated $2,192,709,000 at period-end, of which $2,294,921,000 related to appreciated investments and $102,212,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $1,309,000 for T. Rowe Price Services, Inc.; and $224,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011